December 29, 2025

Ave Maria Mutual Funds

(series of Schwartz Investment Trust)

Ave Maria Value Focused Fund (AVERX)

Ave Maria Value Fund (AVEMX)

Ave Maria Growth Fund (AVEGX)

Ave Maria Rising Dividend Fund (AVEDX)

Ave Maria World Equity Fund (AVEWX)

Ave Maria Growth Focused Fund (AVEAX)

Ave Maria Bond Fund (AVEFX)

Supplement to the Prospectus Dated April 28, 2025

Important Information for Shareholders of the Ave Maria Growth Focused Fund and Ave Maria Bond Fund:

The following changes to the portfolio management teams for the Ave Maria Growth Focused Fund and the Ave Maria Bond Fund will become effective January 1, 2026:

•	Adam P. Gaglio, CFA will no longer serve as co-portfolio manager of the Ave Maria Growth Focused Fund and the Fund will be managed solely by Chadd M. Garcia, CFA, who currently serves as the Fund’s lead portfolio manager.

•	George P. Schwartz will no longer serve as co-portfolio manager of the Ave Maria Bond Fund and the Fund will be managed by Brandon S. Scheitler, who currently serves as the Fund’s lead portfolio manager, and James T. Peregoy, CFA, who currently serves as the Fund’s co-portfolio manager.

Accordingly, effective January 1, 2026, the disclosure in the section Management of the Fund - Portfolio Managers in the Risk/Return Summary for these Funds and Portfolio Managers in Operation of the Funds is revised as follows.

RISK/RETURN SUMMARY

Ave Maria GROWTH FOCUSED Fund - Portfolio Managers (Page 51)

Chadd M. Garcia, CFA, Vice President and Senior Research Analyst of the Adviser, is the portfolio manager of the Ave Maria Growth Focused Fund. He served as lead portfolio manager of the Fund since its inception in May 2020, and sole portfolio manager since January 2026.

Ave Maria BOND Fund - Portfolio Managers (Page 59)

Brandon S. Scheitler is the lead portfolio manager and James T. Peregoy, CFA, is the co-portfolio manager of the Ave Maria Bond Fund.

•	Brandon S. Scheitler, Senior Vice President and Chief Investment Officer of the Adviser, has acted as co-portfolio manager of the Fund since September 2013 and lead portfolio manager since January 2016.
•	James T. Peregoy, CFA, Portfolio Manager and Head Trader of the Adviser, has acted as co-portfolio manager of the Fund since January 2025.

OPERATION OF THE FUNDS - Portfolio Managers (Page 88)

The portfolio managers of each Fund are responsible for the day-to-day execution of investment policy, portfolio management and investment research for such Fund. The business experience of each portfolio manager is described below. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of their managed Funds.

George P. Schwartz, CFA, co-portfolio manager of the Ave Maria Value Focused Fund and Ave Maria Rising Dividend Fund, has been the Executive Chairman of the Adviser for more than 30 years and served as Chief Executive Officer of the Adviser until December 31, 2023.

Chadd M. Garcia, CFA, sole portfolio manager of the Ave Maria Growth Focused Fund and co-portfolio manager of the Ave Maria Growth Fund, joined the Adviser in 2014 and currently serves as Vice President and Senior Research Analyst.

Adam P. Gaglio, CFA, lead portfolio manager of the Ave Maria Growth Fund, joined the Adviser in 2013 and currently serves as Vice President and Equity Research Analyst.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE